SECURITIES AND EXCHANGE COMMISSION


                                         Washington, D. C. 20549


                                                   FORM 8-K


                                              CURRENT REPORT


                                  Pursuant to Section 13 or 15(d) of the
                                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 21, 1996
                                                ------------------------


                              GEORGIA POWER COMPANY
             (Exact name of registrant as specified in its charter)


       Georgia                    1-6468              58-0257110
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(State or other jurisdiction     (Commission         (IRS Employer)
     of incorporation)          File Number)       (Identification No.)


333 Piedmont Avenue, N.E. Atlanta, Georgia                      30308
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (404) 526-6526
                                                    --------------------


                                       N/A
------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits.


         (c)  Exhibits.

              23    -   Consent of Arthur Andersen LLP.

              27    -   Financial Data Schedule.

              99    -   Audited Financial Statements of Georgia Power Company
                        as of December 31, 1995.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GEORGIA POWER COMPANY


                                        /s/ Wayne Boston
                                        By  Wayne Boston
                                           Assistant Secretary


Date:    March 1, 1996